    As filed with the Securities and Exchange Commission on January 22, 1998

                                                        Registration No. 333-___
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                         AMERICAN EAGLE OUTFITTERS, INC.
             (Exact name of Registrant as specified in its charter)

             Ohio                                        25-1724320
  (State or other jurisdiction                        (I.R.S. Employer
 of incorporation or organization)                   Identification No.)

                              150 Thorn Hill Drive
                         Warrendale, Pennsylvania 15086
              (Address of Registrant's principal executive offices)

              -----------------------------------------------------

                         AMERICAN EAGLE OUTFITTERS, INC.
                             1994 STOCK OPTION PLAN
                            (Full Title of the Plan)

              -----------------------------------------------------

                                 Dale E. Clifton
            Vice President, Controller, and Chief Accounting Officer
                         American Eagle Outfitters, Inc.
                              150 Thorn Hill Drive
                         Warrendale, Pennsylvania 15086
                                 (412) 776-4857
            (Name, address and telephone number of agent for service)

              -----------------------------------------------------

                          Copies of Correspondence to:
                             Neil Bulman, Jr., Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215
                                 (614) 227-2219

              -----------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
                                                        Proposed Maximum      Proposed Maximum          Amount of
Title of Securities               Amount to be           Offering Price      Aggregate Offering       Registration
 to be Registered                  Registered              Per Share*              Price*                 Fee*
-------------------------------------------------------------------------------------------------------------------
Common Stock,
 without par value.............      450,000               $24.71875           $11,123,437.50           $3,281.42

-------------------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of American Eagle Common Stock as reported on the Nasdaq National Market System on
January 21, 1998.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of American Eagle Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the American Eagle Outfitters, Inc. 1994 Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         The contents of a Form S-8 Registration Statement, dated May 25, 1994, File No. 33-79358, are incorporated herein by reference. Also incorporated herein by reference are the contents of a Form S-8 Registration Statement, dated September 25, 1996, File No. 333-12661.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on January 22, 1998.


                                     AMERICAN EAGLE OUTFITTERS, INC.


                                     By: /s/ Laura A. Weil
                                     ---------------------------------------
                                     Laura A. Weil, Executive Vice President
                                     and Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

              SIGNATURE                                   TITLE                                      DATE

         *Jay L. Schottenstein        Chairman of the Board of Directors and            )     January 22, 1998
-----------------------------------   Chief Executive Officer                           )
          Jay L. Schottenstein        (Principal Executive Officer)                     )
                                                                                        )
                                                                                        )
-----------------------------------   Vice Chairman of the Board of Directors           )     January 22, 1998
          Saul Schottenstein                                                            )
                                                                                        )
                                                                                        )
         *George Kolber                                                                 )
-----------------------------------   Vice Chairman of the Board of Directors           )     January 22, 1998
          George Kolber               and Chief Operating Officer                       )
                                                                                        )
                                                                                        )
         *Dale E. Clifton             Vice President, Controller, and                   )     January 22, 1998
-----------------------------------   Chief Accounting Officer                          )
          Dale E. Clifton             (Principal Accounting Officer)                    )
                                                                                        )
                                                                                        )
         *Laura A. Weil               Executive   Vice  President and Chief             )     January 22, 1998
-----------------------------------   Financial Officer (Principal Financial            )
          Laura A. Weil               Officer)                                          )
                                                                                        )
                                                                                        )
         *Martin P. Doolan            Director                                          )     January 22, 1998
-----------------------------------                                                     )
          Martin P. Doolan                                                              )
                                                                                        )
                                                                                        )
         *Thomas R. Ketteler          Director                                          )     January 22, 1998
-----------------------------------                                                     )
          Thomas R. Ketteler                                                            )
                                                                                        )
         *John L. Marakas             Director                                          )     January 22, 1998
-----------------------------------                                                     )
          John L. Marakas                                                               )

                                                                                        )
         *David W. Thompson           Director                                          )     January 22, 1998
-----------------------------------                                                     )
          David W. Thompson                                                             )
                                                                                        )
         *Gilbert W. Harrison         Director                                          )     January 22, 1998
-----------------------------------                                                     )
          Gilbert W. Harrison                                                           )
                                                                                        )
         *Ari Deshe                   Director                                          )     January 22, 1998
-----------------------------------                                                     )
          Ari Deshe                                                                     )
                                                                                        )
         *Jon P. Diamond              Director                                          )     January 22, 1998
-----------------------------------                                                     )
          Jon P. Diamond                                                                )
                                                                                        )
         *Michael G. Jesselson        Director                                          )     January 22, 1998
-----------------------------------                                                     )
          Michael G. Jesselson                                                          )
                                                                                        )
         *Gerald E. Wedren            Director                                          )     January 22, 1998
-----------------------------------                                                     )
          Gerald E. Wedren                                                              )
                                                                                        )

*By:   /s/Neil Bulman, Jr.
       ----------------------------------
       Neil Bulman, Jr., attorney-in-fact
       for each of the persons indicated

                          Registration No. 333-_______

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                         AMERICAN EAGLE OUTFITTERS, INC.

                             ----------------------

                                    EXHIBITS

                             ----------------------

                                  EXHIBIT INDEX

                                                                                             Pagination By
                                                                                               Sequential
Exhibit                                  Exhibit                                               Numbering
Number                                 Description                                              System
-------                                -----------                                           -------------

4(a)       *         American Eagle Outfitters, Inc. 1994 Stock Option Plan

4(b)                 First Amended and Restated Articles of Incorporation of
                     American Eagle Outfitters, Inc, as amended (Exhibit 4(b) to
                     Registration Statement on Form S-8 (Registration No.
                     33-79358), and incorporated herein by reference).

5          *         Opinion of Porter, Wright, Morris & Arthur regarding legality.

23(a)                Consent of Porter, Wright Morris & Arthur (included in Exhibit 5 filed herein).

23(b)      *         Consent of Ernst & Young LLP.

24         *         Powers of Attorney.

----------------------
* Filed with this Registration Statement